AuguStar Variable Insurance Products Fund, Inc.	SUMMARY PROSPECTUS	May 1, 2026
AVIP AB Relative Value Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at www.augustarfund.com. You can also get this information at no cost by calling 1-877-781-6392 or by sending an e-mail request to AnnuityService@constellationinsurance.com. The fund’s prospectus and statement of additional information, both dated May 1, 2026,as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks long-term growth of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class I	Class II
Management Fees	0.64%	0.64%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other expenses	0.09%	0.10%(1)
Total Annual Fund Operating Expenses	0.74%	0.99%(2)

(1)	Estimated for the fiscal year end December 31, 2025.

(2)	Class II Shares have not yet commenced operations. The expenses shown reflect those of Class I Shares, restated to include the 12b-1 Fee of 0.25% applicable to Class II Shares.

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$76	$237	$413	$920
Class II	$101	$317	$550	$1,217

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal period, the Portfolio’s portfolio turnover rate was 75% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio invests primarily in the equity securities of U.S. companies that the Portfolio’s sub-adviser, AllianceBernstein L.P. (“AllianceBernstein”),believes are trading at attractive valuations and that have strong or improving business models. AllianceBernstein monitors the fundamental performance of the Portfolio’s investments for signs of future financial success. AllianceBernstein relies heavily upon the fundamental analysis and research of its dedicated investment team for the Portfolio in conducting research and making investment decisions. The team initially screens a primary research universe of largely U.S. companies included in the Russell 1000® Index and the S&P 500® Index, as well as other companies outside of these indices that are surfaced by the team as potentially attractive research candidates. Initially, the team screens for attractive security valuation and business model characteristics, including, but not limited to: free-cash-flow yield, price-to-earnings ratios, balance sheet quality, capital spending, shareholder return, profit margins, earning and sales revisions, and price momentum. The initial screening process surfaces approximately 300 candidates for further research. The team then conducts fundamental research to better understand the company’s business model, focusing on areas including :industry structure, company differentiation, cash flow volatility and sustainability, capital usage, and management quality.

AllianceBernstein recognizes that the perception of “attractive valuation” is relative and often defined by the future economic performance of the company. As a result of how individual companies are valued in the market, the Portfolio may be attracted to investments in companies with different market capitalizations (i.e., large-,mid- or small-capitalization) or companies engaged in particular types of businesses, although the Portfolio does not intend to concentrate in any particular sectors or industries. At any period in time, the Portfolio’s emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.

Management Risk —The Portfolio is subject to management risk because it is an actively-managed investment fund. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Value Strategy Risk — Because the portfolio managers are assessing intrinsic value of companies, their assessment of value may be incorrect and the securities may be appropriately priced by the market. In such cases the expected return for such securities may be lower than expected.

Large-Cap Company Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Medium Capitalization Company Risk — Medium capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Medium capitalization companies are also sometimes more subject to failure.

Small Capitalization Company Risk — Small capitalization company stock prices tend to be more volatile, and the stock tends to be less liquid, than those of larger, better established companies. Small capitalization companies are also sometimes more subject to failure.

Sector Risk — A certain sector may not perform as well as companies in other sectors or the market as a whole. When the Portfolio concentrates its investments in a sector, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for the last three years and the Portfolio’s average annual returns for the last one year and since inception compared to those of a broad-based securities market index and a secondary index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

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TABLE I

AVIP AB Relative Value Portfolio Year-by-Year Total Returns – Class I Shares(1)

(1)	Because Class II Shares have not yet commenced operations, the returns shown in the bar chart are for Class I Shares of the Portfolio. Class II Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses. The 12b-1 fee for Class II Shares is not reflected in the bar chart, and if this amount was reflected, returns would be less than those shown.

During the period shown in the bar chart ,the Portfolio’s highest return for a quarter was 13.96%.That was the quarter ended on December 31,2022. The lowest return for a quarter was -11.35%.That was the quarter ended on June 30,2022. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

TABLE II

AVIP AB Relative Value Portfolio – Average Annual Total Returns

Average Annual Total Returns As of December 31, 2025	1 Year	Since 12/2/21
AVIP AB Relative Value Portfolio	10.11%	8.46%
S&P 500® Index*	17.88%	12.40%

*	Primary benchmark. Following a one-year transition period, the Russell 1000® Value Index has been removed as a secondary benchmark from the table above. The Portfolio continues to use the S&P 500® Index as its primary broad-based securities market index, as it provides an appropriate basis for evaluating the Portfolio’s performance and is representative of the Portfolio’s investment strategy. Although the secondary benchmark is no longer used for comparative purposes, the portfolio may still review the securities within the former secondary index as part of its ongoing investment strategies, but such securities will no longer be referenced as a formal benchmark for performance comparison.
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Returns are shown for Class I Shares only and will be lower for Class II Shares due to the differing expenses for each class of shares.

Management

Constellation Investments, Inc. serves as the investment adviser for the Portfolio. AllianceBernstein serves as the investment sub- adviser for the Portfolio. AllianceBernstein has been a sub-adviser for the Portfolio since December 2, 2021. John H. Fogarty, CFA, a Senior Vice President and Co-Chief Investment Officer at AllianceBernstein has been portfolio manager of the Portfolio since December 2021. Christopher Kotowicz, CFA, a Co-Portfolio Manager and Senior Research Analyst for US Relative Value at AllianceBernstein has been a portfolio manager of the Portfolio since March 1, 2023. Adam Yee, Senior Vice President of the Adviser and Co-Portfolio Manager and Senior Quantitative Analyst for US Relative Value at AllianceBernstein has been a portfolio manager since May 1, 2025.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts ,and to portfolios of the Fund in connection with ALIC’s and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

Payments to Insurance Companies and Other Financial Intermediaries

If you invest in the Fund through an insurance company, broker/dealer, financial representative or other financial intermediary, the Fund and its related companies may pay the financial intermediary for the investment in the Fund and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend a variable annuity contract or variable life insurance policy and the Fund over another available investment option. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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